                                                                      EXHIBIT 10


                              FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of September 15, 1997, is entered into among CompUSA Inc., a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NationsBank of Texas, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").


                                  BACKGROUND
                                  ----------

     A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Amended and Restated Credit Agreement, dated as of December 30, 1996 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Borrower, Lenders and Administrative Lender desire to make an amendment to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:


     1.         AMENDMENTS TO CREDIT AGREEMENT.
                ------------------------------

     (a) Section 7.6 of the Credit Agreement is hereby amended to read as follows:

         "Section 7.6  Restricted Payments.  The Borrower shall not, and shall
                       -------------------
     not permit any Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments; provided, however, (a) any Subsidiary may declare and pay Dividends to the Borrower or another Subsidiary, (b) the Borrower may make loans to directors, officers and employees of Borrower and its Subsidiaries during any Fiscal Year (calculated net of loan repayments), together with the Guaranty of Indebtedness of directors, officers and employees permitted pursuant to Section 7.5 hereof during such Fiscal Year,
                                     -----------
     in an aggregate amount not to exceed $1,000,000, (c) the Borrower may prepay the Senior Subordinated Notes in part or in full, and (d) the Borrower may make Treasury Stock Purchases of its shares of capital stock for an aggregate consideration not to exceed $130,000,000; provided, further, however, the Borrower shall not pay or make any such Restricted Payment set forth in clause (b), (c) or (d) above unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment."

     (b) The Compliance Certificate is hereby amended to be in the form of

Exhibit C attached to this First Amendment.
---------

     2.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
          --------------------------------------------------------
execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default;

     (c) Borrower has full power and authority to execute and deliver this First Amendment and the Credit Agreement, as amended hereby, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment or the acknowledgement of this First Amendment by any Guarantor.

     3.  CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be effective
         ---------------------------
as of September 15, 1997, subject to the following:

     (a) Administrative Lender shall have received counterparts of this First Amendment executed by Determining Lenders;

     (b) Administrative Lender shall have received counterparts of this First Amendment executed by Borrower and acknowledged by each Guarantor; and

     (c) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

     4.  GUARANTOR ACKNOWLEDGEMENT.  By signing below, each of the Guarantors
         -------------------------
(i) acknowledges, consents and agrees to the execution and delivery of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     5.  REFERENCE TO THE CREDIT AGREEMENT.
         ---------------------------------

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

     (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6.  COSTS, EXPENSES AND TAXES.  Borrower agrees to pay on demand all costs
         -------------------------
and expenses of each Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for each Lender with respect thereto and with respect to advising each Lender as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     7.  EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in
         -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8.  GOVERNING LAW:  BINDING EFFECT.  This First Amendment shall be
         ------------------------------
governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     9.  HEADINGS.  Section headings in this First Amendment are included
         --------
herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
         ----------------
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  ==========================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                  ==========================================

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                              CompUSA Inc.



                              By: Robert Gary
                                 -------------------------
                                 Name: Robert Gary
                                       -------------------
                                 Title: VP Finance
                                        ------------------

                              NATIONSBANK OF TEXAS, N.A., as Administrative Lender and as a Lender



                              By: Sharon M. Ellis
                                 --------------------------
                                 Name: Sharon M. Ellis
                                      ---------------------
                                 Title: Vice President
                                       --------------------

                              BANK ONE, TEXAS, N.A.



                              By: R Rogers
                                 ------------------------
                                 Name: R Rogers
                                      -------------------
                                 Title: VP
                                       ------------------

                              THE BANK OF NEW YORK



                              By: Charlotte Sohn
                                 ------------------------
                                 Name: Charlotte Sohn
                                      -------------------
                                 Title: Vice President
                                       ------------------

                              THE BANK OF NOVA SCOTIA



                              By: F.C.H. Ashby
                                 -------------------------------------
                                 Name: F.C.H. Ashby
                                       -------------------------------
                                 Title: Senior Manager Loan Operations
                                       -------------------------------

                              CREDIT SUISSE FIRST BOSTON (formerly
                              Credit Suisse)



                              By: Robert N. Finnery
                                  -----------------------------
                                  Name: Robert N. Finnery
                                       ------------------------
                                  Title: Managing Director
                                        -----------------------



                              By: J. Scott Karro
                                 ------------------------------
                                 Name: J.Scott Karro
                                      -------------------------
                                 Title: Associate
                                       ------------------------

                              FLEET NATIONAL BANK



                              By: Thomas J. Bullard
                                 -----------------------------
                                 Name: Thomas J. Bullard
                                      ------------------------
                                 Title: Vice President
                                       -----------------------

                              THE FUJI BANK, LIMITED - HOUSTON AGENCY



                              By: Nate Ellis
                                 ------------------------------
                                 Name: Nate Ellis
                                      --------------------------
                                 Title: Vice President & Manager
                                       -------------------------

                              HIBERNIA NATIONAL BANK



                              By: Christopher B. Pitre
                                 ---------------------------------
                                 Name: Christopher B. Pitre
                                      ----------------------------
                                 Title: Assistant Vice President
                                       ---------------------------

                              MELLON BANK, N.A.



                              By: Marc T. Kennedy
                                 ---------------------------
                                 Name: Marc T. Kennedy
                                      ----------------------
                                 Title: AVP
                                       ---------------------

                              THE SAKURA BANK, LIMITED



                              By: Yoshikazu Nagura
                                 ----------------------------
                                 Name: Yoshikazu Nagura
                                      -----------------------
                                 Title: Vice President
                                       ----------------------

                              THE SUMITOMO BANK, LIMITED



                              By: Harumitsu Seki
                                 ------------------------------
                                 Name: Harumitsu Seki
                                      -------------------------
                                 Title: General Manager
                                       ------------------------

                              UMB BANK, N.A.



                              By: Charles J. Wolf
                                 --------------------------------
                                 Name: Charles J. Wolf
                                      ---------------------------
                                 Title: Senior Vice President
                                       --------------------------

                              FIRST BANK NATIONAL ASSOCIATION



                              By: David Kopolow
                                 -------------------------------
                                 Name: David Kopolow
                                      --------------------------
                                 Title: Vice President
                                       -------------------------

                              WELLS FARGO BANK (TEXAS), N.A.



                              By: Mary Jo Hoch
                                  -----------------------------
                                  Name: Mary Jo Hoch
                                       ------------------------
                                  Title: Vice President
                                        -----------------------

ACKNOWLEDGED AND AGREED:

COMPUSA HOLDINGS II INC.



By: Mark R. Walker
   ---------------------------
   Name: Mark R. Walker
        ----------------------
   Title: Sr. VP
         ---------------------


COMPUSA HOLDINGS I INC.



By: Mark R. Walker
   ---------------------------
   Name: Mark R. Walker
        ----------------------
   Title: Sr. VP
         ---------------------


PCs COMPLEAT, INC.



By: Mark R. Walker
   ---------------------------
   Name: Mark R. Walker
        ----------------------
   Title: Sr. VP
         ---------------------



COMPTEAM INC.



By: Mark R. Walker
   ---------------------------
   Name: Mark R. Walker
        ----------------------
   Title: Sr. VP
         ---------------------

COMPUSA MANAGEMENT COMPANY



By: Robert Gary
   ---------------------------
   Name: Robert Gary
        ----------------------
   Title: VP Finance
         ---------------------


COMPUSA STORES L.P.

By: COMPUSA INC., its general partner



     By: Robert Gary
        ----------------------
        Name: Robert Gary
             -----------------
        Title: VP Finance
              ----------------


COMPUSA HOLDINGS COMPANY



By: Robert Gary
   ----------------------
   Name: Robert Gary
        -----------------
   Title: VP Finance
         ----------------